Risk Management	12 Months Ended
Feb. 28, 2023
Risk Management [Abstract]
RISK MANAGEMENT

31. RISK MANAGEMENT

The Directors have overall responsibility for the establishment in oversight of the Group’s risk management framework. The Directors have established the Audit and risk committee which is responsible for developing and monitoring the Group’s risk management policies. The committee reports regularly to the Directors on its activities.

The Group’s risk management policies are established to identify and analyze the risk faced by the Group, to set appropriate risk limits, implement controls to enforce limits to monitor risk and adherence to limits.

The committee is assisted in its oversight role by internal audit. Internal audit reviews risk and management controls and procedures, the results of which are reported to the committee.

31.1 Capital management

The Group’s policy is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of the business. Management monitors return of capital, as well as the level of dividends to shareholders.

The capital structure of the Group consists of debt, which includes the borrowings and lease obligations disclosed in Note 16 and 17 respectively, cash and cash equivalents and bank overdraft disclosed in Note 13, and equity as disclosed in the consolidated statement of financial position.

There were no changes in the Group’s approach to the capital management during the financial year.

In order to maintain or adjust the capital structure, the Group may adjust the amounts of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

31.2 Financial risk management

The Group has exposure to the following risks arising from financial instruments: credit risk, liquidity risk, currency and interest rate risk.

31.2 (a) Credit risk

Credit risk is the risk of financial loss to the Group if a customer fails to meet its contractual obligations, and arises principally from the Group’s receivables from customers, cash deposits and cash equivalents.

Credit risk is managed by each subsidiary subject to the Group’s established policy and procedure. The Group has a general credit policy of only dealing with credit worthy customers. A significant element of its individual customers is on debit-order payment method to assess credit risk.

Trade receivables comprise a widespread customer base. Management evaluates credit risk relating to customers on an ongoing basis. If customers are independently rated, these ratings are used. Otherwise, if there is no independent rating. risk control assesses the credit quality of the customer, taking into account its financial position, past experience and other factors. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Directors. The utilization of credit limits is regularly monitored. The Group does not have any significant credit risk exposure to any single customer or any Group of customers having similar characteristics.

There has been no change in credit risk estimation techniques since the last financial year. The carrying amounts of financial assets represent the maximum credit exposure.

Expected credit losses on financial assets recognized in profit or loss were as follows:

	Year ended February 28
Figures in Rand thousands	2023	2022	2021

Expected credit loss provision on trade receivables arising from contracts with customers	87,541	88,482	80,842

Trade receivables

The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. However, management also considers the factors that may influence the credit risk of its customer base, including the default risk associated with the country in which the customer operates. Details of concentration of revenue are included in Note 20.

Expected credit loss assessment process followed in the current financial year

An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses.

The provision rates are based on days since invoicing date for various groupings of various customer segments with similar loss patterns.

The calculation reflects the probability-weighted outcome and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future conditions.

The following table provides information about the expected credit loss rate for trade receivables by ageing category:

Figures in Rand thousands	Expected credit loss rate	Gross carrying amount	Impairment loss allowance

At February 28, 2023
Since invoicing	7%	195,058	13,177
1 month since invoicing date	18%	51,655	9,434
2 months since invoicing date	25%	29,777	7,328
3 months since invoicing date	57%	209,250	119,602
Total	31%	485,740	149,541

Figures in Rand thousands	Expected credit loss rate	Gross carrying amount	Impairment loss allowance

At February 28, 2022
Since invoicing	7%	148,625	10,139
1 month since invoicing date	14%	47,681	6,661
2 months since invoicing date	22%	26,329	5,729
3 months since invoicing date	61%	228,092	139,154
Total	36%	450,727	161,683

Cash and cash equivalents

The Group held cash and cash equivalents of ZAR 965.8 million as at February 28, 2023 (2022: ZAR 731.7 million). The cash is held with major banks and financial institutions which are rated and regulated in each country. None of the bank’s holding deposits show financial strain. Impairment on cash and cash equivalents at bank has been measured on a 12-month expected loss and reflect the short maturity of the exposures. The Group considers that its cash and cash equivalents at bank have low credit risk and the amount of the allowance to be insignificant.

31.2 (b) Liquidity risk

The Group manages liquidity risk through an ongoing review of future commitments and ensures that there is adequate funding available in terms of cash reserves and committed funding facilities.

Cash flow forecasts are prepared and available borrowing facilities are monitored on an ongoing basis.

Exposure to liquidity risk

The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows and includes contractual interest payments.

Figures in Rand thousands	Less than 1 year	2 years	3 years	4 years	>5 years	Total

At February 28, 2023
Term loans	21,993	18,352	17,596	15,751	–	73,692
Lease obligations	56,511	37,454	15,084	11,180	10,271	130,500
Trade and other payables	329,481	–	–	–	–	329,481
Loans from related parties	607	–	–	–	–	607
Bank overdraft	40	–	–	–	–	40

At February 28, 2022
Term loans	22,408	43,884	17,938	16,036	–	100,266
Lease obligations	50,821	42,853	17,305	4,733	8,333	124,045
Trade and other payables	250,970	–	–	–	–	250,970
Loans from related parties	2,134	–	–	–	–	2,134
Bank overdraft	13,722	–	–	–	–	13,722

31.2 (c) Currency risk

The Group is exposed to currency risk to the extent that sales, purchases, and borrowings of the foreign operations are denominated in a currency other than the respective functional currencies of Group companies. The functional currencies of Group companies are primarily the ZAR, USD, Euro (EUR), Mozambican metical (MZN), the Singapore dollar (SGD) and Polish zloty (PLN).

The Group does not apply hedge accounting.

Exposure to currency risk

The summarized quantitative data about the Group’s exposure to currency risk as reported to the management of the Group is as follows:

Figures in Rand thousands	USD	EUR	SGD

At February 28, 2023
Trade and other receivables	104,583	40	433
Loan from related parties	114,186	80,342	–
Loan to related parties	(229,229)	–	(20,040)
Cash and cash equivalents	61,780	2,337	560
Trade and other payables	(50,581)	(5,846)	(8,135)
	739	76,873	(27,182)

At February 28, 2022
Trade and other receivables	62,247	228	–
Loan from related parties	86,159	71,994	32,085
Loan to related parties	(112,334)	–	(7,227)
Cash and cash equivalents	144,173	9,618	1,880
Trade and other payables	(53,609)	(5,286)	(2,299)
	126,636	76,554	24,439

Sensitivity analysis

A strengthening/weakening of the ZAR against the USD, EUR and SGD, at year-end would have impacted the measurement of financial instruments denominated in a foreign currency, equity and profit or loss by the amounts shown below. The analysis assumes that all other variables remain constant. A factor change of 10% has been applied to the exchange rates.

Figures in Rand thousands	Strengthening of ZAR	Weakening of ZAR

February 28, 2023
USD	(74)	74
EUR	(7,687)	7,687
SGD	2,718	(2,718)
	(5,043)	5,043

February 28, 2022
USD	(12,664)	12,664
EUR	(7,655)	7,655
SGD	(2,444)	2,444
	(22,763)	22,763

31.2 (d) Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

A fundamental reform of major interest rate benchmarks is being undertaken globally, including the replacement of some interbank offered rates (“IBORs”) with alternative nearly risk-free rates (referred to as “IBOR reform”). The Group has exposures to IBORs on its financial instruments that will be replaced or reformed as part of these market-wide initiatives. The Group’s exposure to interest rate risk relates primarily to the Group’s loan obligations with variable interest rates as follow:

●	The term loan with Caixa Geral Depositos de S.A attracts interest at a rate of 3% p.a plus 12-month Euro Interbank Offered Rate (“EURIBOR”). The reform of EURIBOR was completed and as a result it can continue to be used as a reference rate.

●	The term loan with Standard Bank South Africa attracts interest at a rate of 2.05% plus 3-month Johannesburg Interbank Average Rate (“JIBAR”). To-date, no fixed date has been set for the cessation of JIBAR by South Africa Reserve Bank. There is uncertainty over the timing and the methods of transition for replacing the existing benchmark IBORs with alternative rates.

●	The mortgaged loan with First National Bank attracts interest at a rate of 1.15% p.a plus prime rate. There is uncertainty over the timing and the methods of transition for replacing the existing prime rate with alternative rates.

No financial instruments were entered into to mitigate the risk of interest rate movements.

Interest rate sensitivity

The following table illustrates the effects on Group’s earnings and equity, all other factors remaining constant. A factor of 1% has been applied to the interest rates:

	As of February 28
Figures in Rand thousands	2023	2022

Effect on profit before tax (1% increase)	(599)	(893)
Effect on profit before tax (1% decrease)	599	893